FINANCIAL INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSE), NET
NOTE 17     -     FINANCIAL INCOME (EXPENSE), NET

	Year ended December 31,
	2 0 2 4	2 0 2 3	2 0 2 2

Interest income	34,547	22,643	6,478
Amortization of issuance costs related to the Convertible Senior Notes (Note 10)	(1,280)	(1,284)	(1,282)
Exchange rate gain (loss), net	(4,186)	1,303	3,469
Bank charges	(334)	(226)	(187)
Total	28,747	22,436	8,478